Exhibit 10.49

EXECUTION COPY

AMENDMENT NO. 2

THIS AMENDMENT NO. 2 (this “Amendment”) is made and entered into as of March 31, 2006, among ARNOLD TRANSPORTATION SERVICES, INC., a Pennsylvania corporation, TOTAL LOGISTICS INC., a Mississippi corporation and TOTAL TRANSPORTATION OF MISSISSIPPI LLC, a Mississippi limited liability company (each of the foregoing, a “New Originator” and collectively, the “New Originators”), U.S. XPRESS, INC., a Nevada corporation (“U.S. Xpress” or an “Existing Originator”), and XPRESS GLOBAL SYSTEMS, INC., a Georgia corporation (“Global” or an “Existing Originator”), and XPRESS RECEIVABLES, LLC, a Nevada limited liability company (“Buyer”), with respect to that certain Receivables Sale Agreement dated as of October 14, 2004, by and between U.S. Xpress and Global, as sellers (in such capacity, the “Existing Originators”), and Buyer (as amended from time to time, the “Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

BACKGROUND

A.	Existing Originators have entered into the Agreement; and

B.           New Originators wish to become parties to the Agreement and to sell accounts receivable thereunder; and

C.           New Originators and the Existing Originators (collectively, the “Originators”) have agreed with the Buyer to amend the Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1.	Amendments. Effective as of the Effective Date.

1.1.         Each of the New Originators is hereby added as an Originator under the Agreement.

1.2          On the Effective Date, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, each New Originator does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided in the Agreement), and Buyer does hereby purchase from such New Originator, all of such New Originator’s right, title and interest in and to all Receivables existing as of the close of business on the Business Day immediately prior to the Effective Date and all Receivables thereafter arising through and including the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on the Effective Date, Buyer shall acquire all of such New Originator’s right, title and interest in and to all Receivables existing as of the close of business on the Business Day immediately prior to the Effective Date and thereafter arising through and including the Termination Date, together with all Related Security relating thereto and all

Collections thereof. Buyer shall be obligated to pay the Purchase Price for the Receivables purchased from each New Originator hereunder in accordance with Section 1.3 of the Agreement.

2.            Representations and Warranties. In order to induce the other parties to enter into this Amendment, Borrower hereby represents and warrants to the other parties as to itself, and each of the Originators hereby represents and warrants to Administrator and Lender as to itself, that (i) each of its representations and warranties set forth in Article VIII of the Loan Agreement and, as applicable, each of its representations and warranties set forth in Article II of the Receivables Sale Agreement, is true and correct on and as of the date hereof, (ii) no Significant Event or Unmatured Significant Event has occurred and is continuing or shall exist after giving effect to this Amendment, (iii) no Servicer Event of Default has occurred and is continuing, and (iv) no Termination Event or Unmatured Termination Event has occurred and is continuing or shall exist after giving effect to this Amendment.

3.            Conditions Precedent. This Amendment shall become effective as of the date first above written (the “Effective Date”) when:

3.1          Administrator shall have received counterparts hereof duly authorized and executed by each of the parties hereto.

3.2          Administrator shall have received each of the other documents and opinions listed on Exhibit A hereto.

4.            Continuing Effect. Except as expressly amended above, each of the Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

5.            Binding Effect. This Amendment shall become effective when it shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6.            Expenses. Borrower agrees to pay all reasonable costs and expenses incurred by Lender and Administrator in connection with the preparation, execution, delivery, administration and enforcement of, or any breach of this Amendment, including without limitation the reasonable fees and expenses of counsel.

7.            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

8.            Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ARNOLD TRANSPORTATION SERVICES, INC.

By: /s/ Ray M. Harlin

Name: Ray M. Harlin

Title:	Secretary

TOTAL LOGISTICS INC.

By: /s/ Terry Thornton

Name: Terry Thornton

Title:	Secretary

TOTAL TRANSPORTATION OF MISSISSIPPI LLC

By: /s/ Terry Thornton

Name: Terry Thornton

Title:	Secretary

U.S. XPRESS, INC.

By: /s/ Ray M. Harlin

Name: Ray M. Harlin

Title:	Assistant Secretary

XPRESS GLOBAL SYSTEMS, INC.

By: /s/ Ray M. Harlin

Name: Ray M. Harlin

Title:	Assistant Secretary

XPRESS RECEIVABLES, LLC

By: /s/ Ray M. Harlin

Name: Ray M. Harlin

Title:	Manager

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